UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

          December 1, 2004

Date of report (Date of earliest event reported)

        Magic Lantern Group, Inc.

(Exact name of registrant as specified in its charter)

          New York

               1-9502

     13-3016967

 (State or other jurisdiction

(Commission file number)

(IRS Employer

of incorporation or organization)

Identification No.)

1075 North Service Road West, Suite 27, Oakville, Ontario L6M 2G2

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:          (905) 827-2755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 5.02

Departure of Directors or Executive Officers; Election of Directors; Appointment of Principal Officers

On December 2, 2004 we issued a press release announcing, among other things, the voluntary resignation of Mr. Michael E. Lobsinger, Chairman of Zi Corporation, from the Board of Directors of Magic Lantern Group, Inc.  The press release is provided herewith as Exhibit 99.

ITEM 9.01

Financial Statements and Exhibits

Exhibit

Number

Description

   99

Press Release of Magic Lantern Group, Inc. dated December 2, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAGIC LANTERN GROUP, INC.

Date: December 3, 2004

By:  /s/ Robert A. Goddard

Robert A. Goddard

President & CEO